Zurich Advantage III

Supplement dated November 16, 2018

to the

Prospectus dated May 1, 2018

Issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

Franklin Small Cap Value VIP Fund

Effective immediately, Franklin Advisory Services, LLC is replaced with Franklin Mutual Advisers, LLC, as investment adviser to the Franklin Small Cap Value VIP Fund.

In your Prospectus, under the section “ZALICO, THE SEPARATE ACCOUNT AND THE FUNDS,” and under the heading “The Funds,” the following paragraph is deleted in its entirety:

Franklin Advisory Services, LLC is the investment adviser for the Franklin Small Cap Value VIP Fund. Franklin Advisers, Inc. is the investment adviser for the Franklin Rising Dividends VIP Fund, Franklin Strategic Income VIP Fund and the Franklin U.S. Government Securities VIP Fund. Franklin Mutual Advisers, LLC is the investment adviser for the Mutual Global Discovery VIP Fund and Mutual Shares VIP Fund. Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets VIP Fund.

and is replaced with the following paragraph:

Franklin Advisers, Inc. is the investment adviser for the Franklin Rising Dividends VIP Fund, Franklin Strategic Income VIP Fund and the Franklin U.S. Government Securities VIP Fund. Franklin Mutual Advisers, LLC is the investment adviser for the Franklin Small Cap Value VIP Fund, Mutual Global Discovery VIP Fund and Mutual Shares VIP Fund. Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets VIP Fund.

This Supplement Should Be Retained with Your Prospectus for Future Reference.